Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Basis of Presentation, Policy
Basis of Presentation

The accompanying Consolidated Financial Statements of PDL Biopharma, Inc. and its subsidiaries (collectively, the “Company” or “PDL”) have been prepared in accordance with Generally Accepted Accounting Principles (United States) (“GAAP”).

Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on the reported results of operations.

Principles of Consolidation, Policy
Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries. All significant intercompany balances and transactions have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the stockholders or equity holders.

The Company applies the guidance codified in ASC 810, Consolidations, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. The Company identifies an entity as a variable interest entity if either: (1) the entity does not have sufficient equity investment at risk to permit the entity to finance its activities without additional subordinated financial support, or (2) the entity’s equity investors lack the essential characteristics of a controlling financial interest. The Company performs ongoing qualitative assessments of its variable interest entities to determine whether the Company has a controlling financial interest in any variable interest entity and therefore is the primary beneficiary, and if it has the power to direct activities that impact the activities of the entity.

Management Estimates, Policy
Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying Notes to the Consolidated Financial Statements. The accounting estimates that require management’s most significant, difficult and subjective judgments include the valuation of royalty rights - at fair value, assets and liabilities held for sale, product revenue recognition and allowance for customer rebates and allowances, the valuation of notes receivable and inventory, the assessment of recoverability of intangible assets and their estimated useful lives, the valuation and recognition of stock-based compensation, the recognition and measurement of current and deferred income tax assets and liabilities, and the valuation of warrants to acquire shares of common stock. Actual results could differ from those estimates.

Segment Disclosures, Policy
Segment Reporting

Under ASC 280, Segment Reporting, operating segments are defined as components of an enterprise about which separate financial information is available that is regularly evaluated by the entity’s chief operating decision maker, in deciding how to allocate resources and in assessing performance. The Company has evaluated its operating segments in accordance with ASC 280 as of December 31, 2019, and has identified four reportable segments: Medical Devices, Strategic Positions, Pharmaceutical and Income Generating Assets.

Financing Receivable, Held-for-sale [Policy Text Block]
Assets Held for Sale

Assets and liabilities are classified as held for sale when all of the following criteria for a plan of sale have been met: (1) management, having the authority to approve the action, commits to a plan to sell the assets; (2) the assets are available for immediate sale, in their present condition, subject only to terms that are usual and customary for sales of such assets; (3) an active program to locate a buyer and other actions required to complete the plan to sell the assets have been initiated; (4) the sale of the assets is probable and is expected to be completed within one year; (5) the assets are being actively marketed for a price that is reasonable in relation to their current fair value; and (6) actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or the plan will be withdrawn. When all of these criteria have been met, the assets and liabilities are classified as held for sale in the balance sheet. Assets classified as held for sale are reported at the lower of their carrying value or fair value less costs to sell. Depreciation and amortization of assets ceases upon designation as held for sale. The assets and liabilities held for sale are recorded on the Company’s Consolidated Balance Sheets as Assets held for sale and Liabilities held for sale, respectively.

Discontinued Operations, Policy [Policy Text Block]
Discontinued Operations

Discontinued operations comprise those activities that were disposed of during the period or which were classified as held for sale at the end of the period, represent a separate major line of business or geographical area that can be clearly distinguished for operational and financial reporting purposes and represents a strategic shift that has or will have a major effect on the Company’s operations and financial results. The profits and losses are presented on the Consolidated Statements of Operations as discontinued operations. See Note 3, Discontinued Operations Classified as Assets Held for Sale, for additional information.

Cash Equivalents and Investments, Policy
Cash Equivalents

The Company considers all highly liquid investments with initial maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash and cash equivalents with high credit quality financial institutions and, by policy, limits the amount of credit exposure in any one financial instrument.

Receivables, Trade and Other Accounts Receivable, Allowance for Doubtful Accounts, Policy [Policy Text Block]
Accounts Receivable

As of December 31, 2019, the Company concluded that an allowance for doubtful accounts was not required. As of December 31, 2018, the Company had $78,000 in its allowance for doubtful accounts. The Company provides an allowance for doubtful accounts based on experience and specifically identified risks. Accounts receivable are carried at fair value and charged off against the allowance for doubtful accounts when the Company determines that recovery is unlikely and the Company ceases collection efforts.

Investment, Policy [Policy Text Block]
Investments

As of December 31, 2019 and 2018, the Company’s investments were comprised of an investment in a publicly traded company and a privately-held company.

The Company’s investment in Evofem qualifies for equity method accounting given its percentage ownership in Evofem and the ability to exercise significant influence. The Company elected the fair value method to account for its investment in Evofem as it believes it better reflects economic reality, the financial reporting of the investment and the current value of the asset. Changes in fair value of the Evofem equity investment are presented in Non-operating income (expense), net on the Consolidated Statement of Operations.

The Company’s equity security investment in Alphaeon Corporation (“Alphaeon”) qualifies to be measured at fair value, although it has been determined that the fair value of the investment is not readily determinable as Alphaeon’s shares are not publicly traded. The Company evaluates the fair value of this investment by performing a qualitative assessment each reporting period. If the results of this qualitative assessment indicate that the fair value is less than the carrying value, the investment is written down to its fair value. There have been no such write downs since the Company acquired these shares. This investment is included in other long-term assets. For additional information on the Alphaeon investment, see Note 8, Notes and Other Long-Term Receivables.

Fair Value Measurements, Policy
Fair Value Measurements

The fair value of the Company’s financial instruments are estimates of the amounts that would be received if the Company were to sell an asset or the Company paid to transfer a liability in an orderly transaction between market participants at the measurement date or exit price. The assets and liabilities are categorized and disclosed in one of the following three categories:

Level 1 – based on quoted market prices in active markets for identical assets and liabilities;

Level 2 – based on observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are or can be corroborated by observable market data for substantially the full term of the assets or liabilities, and

Level 3 – based on unobservable inputs using management’s best estimate and assumptions when inputs are unavailable.

Notes Receivable and Other Long-Term Receivables, Policy
Notes Receivable and Other Long-Term Receivables

The Company accounts for its notes receivable at amortized cost, net of unamortized origination fees, if any, and adjusted for any impairment losses. Interest is accreted or accrued to “Interest revenue” using the effective interest method. When and if supplemental payments are received from certain of these notes and other long-term receivables, an adjustment to the estimated effective interest rate is affected prospectively.

The Company evaluates the collectability of both interest and principal for each note receivable and loan to determine whether it is impaired. A note receivable or loan is considered to be impaired when, based on current information and events, the Company determines it is probable that it will be unable to collect amounts due according to the existing contractual terms. When a note receivable or loan is considered to be impaired, the amount of loss is calculated by comparing the carrying value of the financial asset to the value determined by discounting the expected future cash flows at the loan’s effective interest rate or to the estimated fair value of the underlying collateral, less costs to sell, if the loan is collateralized and the Company expects repayment to be provided solely by the collateral. Impairment assessments require significant judgments and are based on significant assumptions related to the borrower’s credit risk, financial performance, expected sales, and estimated fair value of the collateral.

The Company records interest on an accrual basis and recognizes it as earned in accordance with the contractual terms of the credit agreement, to the extent that such amounts are expected to be collected. When a note receivable or loan becomes past due, or if management otherwise does not expect that principal, interest, and other obligations due will be collected in full, the Company will generally place the note receivable or loan on an impaired status and cease recognizing interest income on that note receivable or loan on an accrual basis until all principal and interest due has been paid or until such time that the Company believes the borrower has demonstrated the ability to repay its current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. Any interest payments received for notes receivable or loans on an impaired status are recognized as interest income on a cash basis.

For the year ended December 31, 2019, the Company did not recognize any interest revenue for the CareView Communications, Inc. (“CareView”) note receivable while on impaired status. For the years ended December 31, 2018 and 2017, the Company recognized $2.3 million and $3.1 million, respectively, of interest revenue for the CareView note receivable as a result of cash interest payments made during these years.

As of December 31, 2019, the Company had three notes receivable investments which were determined to be impaired with a cumulative investment cost and fair value of approximately $52.1 million and $57.3 million, respectively. The same three note receivable investments were determined to be impaired as of December 31, 2018 with a cumulative investment cost and fair value of approximately $62.8 million and $70.0 million, respectively as of this date. During the years ended December 31, 2019, 2018, and 2017, the Company did not recognize any losses on extinguishment of notes receivable.

During the years ended December 31, 2019 and 2018, the Company recorded an impairment loss of $10.8 million and $8.2 million, respectively, related to the CareView note receivable. There were no impairment losses on notes receivable for the year ended December 31, 2017. For additional information about the impairment loss recorded on the CareView note receivable, see Note 8, Notes and Other Long-Term Receivables.

Inventory, Policy [Policy Text Block]
Inventory

Inventory, which consists of raw materials, work-in-process and finished goods, is stated at the lower of cost or net realizable value. The Company determines cost using the first-in, first-out method. Inventory levels are analyzed periodically and written down to their net realizable value if they have become obsolete, have a cost basis in excess of its expected net realizable value or are in excess of expected requirements. The Company analyzes current and future product demand relative to the remaining product shelf life to identify potential excess inventory. The Company builds demand forecasts by considering factors such as, but not limited to, overall market potential, market share, market acceptance and patient usage. The Company classifies inventory as current on the Consolidated Balance Sheets when the Company expects inventory to be consumed for commercial use within the next twelve months.

Intangible Assets, Finite-Lived, Policy [Policy Text Block]
Intangible Assets

Intangible assets with finite useful lives consist primarily of customer relationships, acquired technology and trademarks and are amortized on a straight-line basis over their estimated useful lives, over five years to 20 years. The estimated useful lives associated with finite-lived intangible assets are consistent with the estimated lives of the associated products and may be modified when circumstances warrant. Such assets are reviewed for impairment when events or circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of an asset and its eventual disposition are less than its carrying amount. The amount of any impairment is measured as the difference between the carrying amount and the fair value of the impaired asset.

Property and Equipment, Policy
Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the following estimated useful lives:

Leasehold improvements	Lesser of useful life or term of lease
Manufacturing equipment	3-5 years
Computer and office equipment	3 years
Transportation equipment	3 years
Furniture and fixtures	7 years
Equipment under lease	Greater of lease term or 5-10 years

Debt, Policy [Policy Text Block]
Convertible Notes

The Company has previously issued convertible notes with settlement features that allow the Company to settle the notes by paying or delivering, as applicable, cash, shares of the Company’s common stock or a combination of cash and shares of our common stock, at the Company’s election. In accordance with accounting guidance for convertible debt instruments that may be settled in cash or other assets on conversion, the Company separated the principal balance between the fair value of the liability component and the common stock conversion feature using a market interest rate for a similar nonconvertible instrument at the date of issuance.

Financing Costs Related to Long-term Debt [Policy Text Block]
Financing Costs Related to Long-term Debt

Costs associated with obtaining long-term debt are deferred and amortized over the term of the related debt using the effective interest method. Such costs are presented as reductions from the carrying amount of the long-term debt liability, consistent with debt discounts, on the Company’s Consolidated Balance Sheets.

Product Revenue, Policy
Revenue Recognition

The reported results for 2019 and 2018 reflect the application of ASC 606, Revenue from Contracts with Customers (“ASC 606”), while the reported results for 2017 were prepared under the guidance of ASC 605, which is also referred to herein as “legacy GAAP” or the “previous guidance”.

Policy Elections and Practical Expedients Taken

Upon the Company’s adoption of ASC 606, it elected the following practical expedients:

Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue.

Shipping and handling costs associated with outbound freight after control over a product has transferred to a customer are accounted for as a fulfillment cost and are included in cost of product revenue.

Sales commissions and other incremental costs of obtaining contracts are expensed as incurred as the amortization periods are less than one year.

General

In accordance with ASC 606, revenue is recognized from the sale of products when a customer obtains control of promised products and services. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled to receive in exchange for these products and services. A five-step model is utilized to achieve the core principle and includes the following steps: (1) identify the customer contract; (2) identify the contract’s performance obligations; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations; and (5) recognize revenue when the performance obligations are satisfied.

The following is a description of principal activities - separated by reportable segments - from which the Company generates its revenue. For more detailed information about reportable segments, see Note 21, Segment Information.

Pharmaceutical

The Company’s Pharmaceutical segment consists of revenue derived from sales of the Noden Products. Noden’s revenue is included in (Loss) income from discontinued operations.

The agreement between Novartis and Noden DAC provided for various transition periods for development and commercialization activities relating to the Noden Products. For the period from July 1, 2016 through October 4, 2016, all of the Noden Products were distributed by Novartis under the terms of the Noden Purchase Agreement while transfer of the marketing authorization rights were pending. During this time, the Company presented revenue under the Novartis transition arrangement on a “net” basis and established a reserve for retroactive adjustment to the profit transfer with Novartis. As of the third quarter of 2018, Noden Pharma DAC completed the marketing authorization transfers for all territories.

In the United States, the duration of the profit transfer ran from July 1, 2016 through October 4, 2016. Beginning on October 5, 2016, Noden Pharma USA, Inc. distributed the Noden Products in the United States. At such time, the Company presented revenue for all sales in the United States on a “gross” basis, meaning product costs were reported separately and there was no fee to Novartis, and established a reserve for discounts and allowances further described below.

Initially, Novartis distributed the Noden Products on behalf of Noden DAC worldwide and Noden DAC received a profit transfer on such sales. Generally, the profit transfer to Noden DAC was defined as gross revenues less product cost and a low single-digit percentage fee to Novartis. The profit transfer terminated upon the transfer of the marketing authorization from Novartis to Noden DAC in each country. For the period from October 5, 2016 to August 31, 2017, Novartis continued to distribute the Noden Products outside of the United States. Beginning on September 1, 2017, Noden Pharma DAC began distributing the Noden Products to select countries outside the United States. Outside the United States, the profit transfer ended in the first quarter of 2018.

Except for the sales in certain countries outside of the United States preceding the final profit transfer that occurred in the first quarter of 2018, revenues of the Noden Products for the periods herein are presented on a gross basis.

Noden USA launched an authorized generic of Tekturna in the United States in March 2019.

The Pharmaceutical segment principally generates revenue from products sold to wholesalers and distributors. Customer orders are generally fulfilled within a few days of receipt resulting in minimal order backlog. Contractual performance obligations are usually limited to transfer of the product to the customer. The transfer occurs either upon shipment or upon receipt of the product in certain countries outside the United States after considering when the customer obtains control of the product. In addition, in some countries outside of the United States, the Company sells product on a consignment basis where control is not transferred until the customer resells the product to an end user. At these points, customers are able to direct the use of and obtain substantially all of the remaining benefits of the product.

Sales to customers are initially invoiced at contractual list prices. Payment terms are typically 30 to 90 days based on customary practice in each country. Revenue is reduced from the list price at the time of recognition for expected chargebacks, discounts, rebates, sales allowances and product returns, which are collectively referred to as gross-to-net adjustments. These reductions are attributed to various commercial agreements, managed healthcare organizations and government programs such as Medicare, Medicaid, and the 340B Drug Pricing Program containing various pricing implications such as mandatory discounts, pricing protection below wholesaler list price and other discounts when Medicare Part D beneficiaries are in the coverage gap. These various reductions in the transaction price have been estimated using either a most likely amount, in the case of prompt pay discounts, or expected value method for all other variable consideration and have been reflected as liabilities and are settled through cash payments, typically within time periods ranging from a few months to one year. Significant judgment is required in estimating gross-to-net adjustments considering legal interpretations of applicable laws and regulations, historical experience, payer channel mix, current contract prices under applicable programs, unbilled claims, processing time lags and inventory levels in the distribution channel. A description of gross-to-net adjustments are described below.

Customer Credits: The Company’s customers are offered various forms of consideration, including allowances, service fees and prompt payment discounts. The Company expects customers will earn prompt payment discounts and, therefore, the Company deducts the full amount of these discounts from total product sales when revenues are recognized. Service fees are also deducted from total product sales as they are earned.

Rebates and Discounts: Allowances for rebates include mandated discounts under the Medicaid Drug Rebate Program in the United States and mandated discounts in the European Union (“EU”) in markets where government-sponsored healthcare systems are the primary payers for healthcare. Rebates are amounts owed after the final dispensing of the product to a benefit plan participant and are based upon contractual agreements or legal requirements with public sector benefit providers. The accrual for rebates is based on negotiated discount rates and expected utilization as well as historical data. Estimates for expected utilization of rebates are based on data received from the customers. Rebates are generally invoiced and paid in arrears so that the accrual balance consists of an estimate of the amount expected to be incurred for the current quarter’s activity, plus an accrual balance for known prior quarters’ unpaid rebates. If actual future rebates vary from estimates, the Company may need to adjust prior period accruals, which would affect revenue in the period of adjustment.

Chargebacks: Chargebacks are discounts that occur when certain contracted customers, which currently consist primarily of group purchasing organizations, Public Health Service institutions, non-profit clinics, and Federal government entities purchasing via the Federal Supply Schedule, purchase directly from the Company’s wholesalers. Contracted customers generally purchase the product at a discounted price. The wholesalers, in turn, charges back to the Company the difference between the price initially paid by the wholesalers and the discounted price paid by the contracted customers. In addition to actual chargebacks received, the Company maintains an accrual for chargebacks based on the estimated contractual discounts on products sold for which the chargeback has not been billed. If actual future chargebacks vary from these estimates, the Company may need to adjust prior period accruals, which would affect revenue in the period of adjustment.

Medicare Part D Coverage Gap: Medicare Part D prescription drug benefit mandates manufacturers to fund 70% in 2019 and 50% in 2018 and 2017 of the Medicare Part D insurance coverage gap for prescription drugs sold to eligible patients. Estimates for the expected Medicare Part D coverage gap are based on historical invoices received and in part from data received from the Company’s customers. Funding of the coverage gap is generally invoiced and paid in arrears so that the accrual balance consists of an estimate of the amount expected to be incurred for the current quarter’s activity, plus an accrual balance for known prior quarters. If actual future funding varies from estimates, the Company may need to adjust prior period accruals, which would affect revenue in the period of adjustment.

Co-payment Assistance: Patients who have commercial insurance and meet certain eligibility requirements may receive co-payment assistance. The Company accrues a liability for co-payment assistance based on actual program participation and estimates of program redemption using data provided by third-party administrators.

Returns: Returns are generally estimated and recorded based on historical sales and returns information. Products that exhibit unusual sales or return patterns due to dating, competition or other marketing matters are specifically investigated and analyzed as part of the accounting for sales returns accruals.

Reserves for chargebacks, discounts, rebates, sales allowances and product returns are included within Liabilities held for sale in the Company’s Consolidated Balance Sheets.

For licenses that are bundled with other promises, the Company utilizes judgment to assess the nature of the combined performance obligation to determine whether the combined performance obligation is satisfied over time or at a point in time and, if over time, the appropriate method of measuring progress for purposes of recognizing revenue from non-refundable, up-front license fees. The Company evaluates the measure of progress each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.

Medical Devices

The Medical Devices segment principally generates revenue from the sale and lease of the LENSAR® Laser System, which may include equipment, PIDs or consumables, procedure licenses, training, installation, warranty and maintenance agreements.

For bundled packages, the Company accounts for individual products and services separately if they are distinct - i.e. if a product or service is separately identifiable from other items in the bundled package and if the customer can benefit from it on its own or with other resources that are readily available to the customer. The LENSAR® Laser System, standard warranty, training and installation services are one performance obligation. All other elements are separate performance obligations. PIDs, procedure licenses, warranty and maintenance services are also sold on a stand-alone basis.

As the Company both sells and leases the LENSAR® Laser System, the consideration (including any discounts) is first allocated between lease and non-lease components and then allocated between the separate products and services based on their stand-alone selling prices. The stand-alone selling prices for the PIDs and procedure licenses are determined based on the prices at which the Company separately sells the PIDs and procedure licenses. The LENSAR® Laser System and warranty stand-alone selling prices are determined using the expected cost plus a margin approach.

For LENSAR® Laser System sales, the Company recognizes Product revenue when a customer takes possession of the system. This usually occurs after the customer signs a contract, LENSAR installs the system, and LENSAR performs the requisite training for use of the system. For LENSAR® Laser System leases, the Company recognized Product revenue over the length of the lease in accordance with ASC Topic 840, through December 31, 2018 and recognizes Product revenue in accordance with ASC Topic 842, Leases, after January 1, 2019. For additional information regarding accounting for leases, see Note 9, Leases.

The LENSAR® Laser System requires both a consumable and a procedure license to perform each procedure. The Company recognizes Product revenue for PIDs when the customer takes possession of the PID. PIDs are sold by the case. The Company recognizes Product revenue for procedure licenses when a customer purchases a procedure license from the web portal. Typically, consideration for PIDs and procedure licenses is considered fixed consideration except for certain customer agreements that provide for tiered volume discount pricing, which is considered variable consideration.

The Company offers an extended warranty that provides additional services beyond the standard warranty. The Company recognizes Product revenue from the sale of extended warranties over the warranty period. Customers have the option of renewing the warranty period, which is considered a new and separate contract.

Income Generating Assets

For licenses of intellectual property, if the license to the Company’s intellectual property is determined to be distinct from the other performance obligations identified in the arrangement, the Company recognizes revenues from non-refundable, up-front fees allocated to the license when the license is transferred to the customer and the customer is able to use and benefit from the license.

In January 2018, DFM, LLC, a wholly-owned subsidiary of the Company, granted an exclusive license related to certain Direct Flow Medical, Inc. assets in exchange for $0.5 million in cash and up to $2.0 million in royalty payments. The $0.5 million payment was accounted for in accordance with ASC 606 under which the full cash payment was recognized as revenue in the first quarter of 2018 as DFM, LLC had fulfilled its performance obligation under the agreement. In September 2019, the remaining assets of DFM, LLC were sold for $5.0 million.

Queen et al. Royalty Revenues [Policy Text Block]
Queen et al. Royalty Revenues

Under the Company’s license agreements related to the Queen et al. patents, the Company receives royalty payments based upon its licensees’ net sales of covered products. Royalties qualify for the sales-and-usage exemption under ASC 606 as (i) royalties are based strictly on the sales-and-usage by the licensee; and (ii) a license of intellectual property is the sole or predominant item to which such royalties relate. Based on this exemption, these royalties are earned under the terms of a license agreement in the period the products are sold by the Company's partner and the Company has a present right to payment. Generally, under these agreements, the Company receives royalty reports from its licensees approximately one quarter in arrears; that is, generally in the second month of the quarter after the licensee has sold the royalty-bearing product. The Company recognizes royalty revenues when it can reliably estimate such amounts and collectability is reasonably assured. Under this accounting policy, the royalty revenues the Company reports are not based upon estimates, and such royalty revenues are typically reported in the same period in which the Company receives payment from its licensees.

Although the last of the Queen et al. patents expired in December 2014, the Company has received royalties beyond expiration based on the terms of its licenses and its legal settlement. Under the terms of the legal settlement between Genentech, Inc. (“Genentech”) and the Company, the first quarter of 2016 was the last period for which Genentech paid royalties to the Company for Avastin®, Herceptin®, Xolair®, Perjeta® and Kadcyla®. Other products from the Queen et al. patent licenses, such as Tysabri®, entitle the Company to royalties following the expiration of its patents with respect to sales of licensed product manufactured prior to patent expiry in jurisdictions providing patent protection licenses. In November 2017, the Company was notified by Biogen, Inc. that product supply for Tysabri® that was manufactured prior to patent expiry, and for which the Company would receive royalties on, had been extinguished in the United States and was rapidly being reduced in other countries. As a result, royalties from product sales of Tysabri were substantially lower in 2018 and 2019 and no additional royalties are expected.

Acquired Royalty Rights, Policy
Royalty Rights - At Fair Value

The Company accounts for its investments in royalty rights at fair value with changes in fair value presented in earnings. The fair value of the investments in royalty rights is determined by using a discounted cash flow analysis related to the expected future cash flows to be received. These assets are classified as Level 3 assets within the fair value hierarchy, as the Company’s valuation estimates utilize significant unobservable inputs, including estimates as to the probability and timing of future sales of the related products. Transaction-related fees and costs are expensed as incurred.

The changes in the estimated fair value from investments in royalty rights along with cash receipts in each reporting period are presented together on the Company’s Consolidated Statements of Operations as (Loss) income from discontinued operations before income taxes.

Realized gains and losses on royalty rights are recognized as they are earned and when collection is reasonably assured. Royalty Rights revenue is recognized over the respective contractual arrangement period. Critical estimates may include product demand and market growth assumptions, inventory target levels, product approval, pricing assumptions and the impact of competition from other branded or generic products. Factors that could cause a change in estimates of future cash flows include a change in estimated market size, a change in pricing strategy or reimbursement coverage, a delay in obtaining regulatory approval, a change in dosage of the product a change in the number of treatments and the entrants of new competitors or generic products. For each arrangement, the Company is entitled to royalty payments based on revenue generated by the net sales of the product.

In Process Research and Development, Policy [Policy Text Block]
Research and Development

The Company expenses research and development costs as incurred. Research and development expenses consist primarily of engineering, product development, clinical studies to develop and support the Company’s products, regulatory expenses, and other costs associated with products and technologies that are in development. Research and development expenses include employee compensation, including stock-based compensation, supplies, consulting, prototyping, testing, materials, travel expenses, and depreciation.

Foreign Currency Hedging, Policy
Foreign Currency Translation

The Company uses the U.S. dollar predominately as the functional currency of its foreign subsidiaries. For foreign subsidiaries where the U.S. dollar is the functional currency, gains and losses from remeasurement of foreign currency balances into U.S. dollars are included in the Consolidated Statements of Operations. The aggregate net (losses) gains resulting from foreign currency transactions and remeasurement of foreign currency balances into U.S. dollars that were included in the Consolidated Statements of Operations amounted to a loss of $0.5 million and $0.7 million for the years ended December 31, 2019 and 2018, respectively and a $0.1 million gain for the year ended December 31, 2017.

Comprehensive Income, Policy
Comprehensive (Loss) Income

Comprehensive (loss) income comprises net (loss) income adjusted for other comprehensive (loss) income, using the specific identification method, which includes the changes in unrealized gains and losses on cash flow hedges and changes in unrealized gains and losses on the Company’s investments in available-for-sale securities, all net of tax, which are excluded from the Company’s net (loss) income.

Income Tax, Policy [Policy Text Block]
Income Taxes

The provision for income taxes is determined using the asset and liability approach. Tax laws require items to be included in tax filings at different times than the items are reflected in the Consolidated Financial Statements. A current liability is recognized for the estimated taxes payable for the current year. Deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. Deferred taxes are adjusted for enacted changes in tax rates and tax laws. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

The Company recognizes tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company adjusts the level of the liability to reflect any subsequent changes in the relevant facts surrounding the uncertain positions. Any interest and penalties on uncertain tax positions are included within the tax provision.

The Tax Cuts and Job Act of 2017 (the “2017 Tax Act”) significantly changed the existing U.S. corporate income tax laws by, among other things, lowering the corporate tax rate (from a top rate of 35% to a flat rate of 21%), implementing elements of a territorial tax system, and imposing a one-time deemed repatriation transition tax on cumulative undistributed foreign earnings, for which the Company has not previously paid U.S. taxes. The Company recognized the estimated tax impact related to the revaluation of deferred tax assets and liabilities in its Consolidated Financial Statements for the year ended December 31, 2017. The ultimate impact did not differ materially from these provisional amounts after additional analysis, changes in interpretations and assumptions the Company made and additional regulatory guidance that was issued. The accounting was completed when the Company’s 2017 U.S. corporate income tax return was filed in 2018. The Company has made a policy election with respect to its treatment of potential global intangible low-taxed income (“GILTI”) to account for taxes on GILTI as a current-period expense as incurred.

Business Combinations Policy [Policy Text Block]
Business Combination

The Company applies ASC 805, Business combinations (“ASC 805”), pursuant to which the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of the (i) the total of cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of an acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the Consolidated Statements of Operations as a bargain purchase gain.

Lease, Policy [Policy Text Block] (Deprecated 2017-01-31)
Leases

General
In February 2016, the FASB issued ASU No. 2016-02, Leases, that supersedes ASC 840, Leases. Subsequently, the FASB issued several updates to ASU No. 2016-02, codified in ASC Topic 842 (“ASC 842”). The Company adopted ASC 842, Leases, on January 1, 2019 using the modified retrospective method for all leases not substantially completed as of the date of adoption. The reported results for the year ended December 31, 2019 reflect the application of ASC 842 guidance while the reported results for the years ended December 31, 2018 and 2017 were prepared under the guidance of ASC 840, which is also referred to herein as “legacy GAAP” or the “previous guidance”. The cumulative impact of the adoption of ASC 842 was not material, therefore, the Company did not record any adjustments to retained earnings. As a result of adopting ASC 842, the Company recorded operating lease right-of-use (“ROU”) assets of $2.1 million and operating lease liabilities of $2.1 million, primarily related to corporate office leases, based on the present value of the future lease payments on the date of adoption. Changes to lessor accounting focused on conforming with certain changes made to lessee accounting and the recently adopted revenue recognition guidance. The adoption of ASC 842 did not materially change how the Company accounts for lessor arrangements.
The Company determines if an arrangement is a lease or contains an embedded lease at inception if it contains the right to control the use of an identified asset under a leasing arrangement with an initial term greater than 12 months. The Company determines whether a contract conveys the right to control the use of an identified asset for a period of time if the contract contains both the right to obtain substantially all of the economic benefits from the use of the identified asset and the right to direct the use of the identified asset. The Company has lease arrangements with lease and non-lease components, which are accounted for separately.
Policy Elections and Practical Expedients Taken
For leases that commenced before the effective date of ASC 842, the Company elected the practical expedients to not reassess the following: (i) whether any expired or existing contracts contain leases; (ii) the lease classification for any expired or existing leases; and (iii) initial direct costs for any existing leases.
The Company adopted a policy of expensing short-term leases, defined as 12 months or less, as incurred.
The Company has a policy to exclude from the consideration in a lessor contract all taxes assessed by a governmental authority that are both imposed on and concurrent with a specific lease revenue-producing transaction and collected by the Company from a lessee.
Lessee arrangements

Lessee operating leases are included in Other assets, Accrued liabilities, and Other long-term liabilities in the Company’s Consolidated Balance Sheet. The Company does not have lessee financing leases.

Operating lease ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. The Company uses the implicit rate when readily determinable at lease inception. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Company’s remaining lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expense for lease payments is recognized on a straight-line basis as operating expense in the Consolidated Statements of Operations over the lease term.

For lease arrangements with lease and non-lease components where the Company is the lessee, the Company separately accounts for lease and non-lease components, which consists primarily of taxes and common area maintenance costs. Non-lease components are expensed as incurred.

Lessor arrangements

The Company leases medical device equipment to customers in both operating lease and sales-type lease arrangements generated from its Medical Devices segment.
For sales-type leases, the Company derecognizes the carrying amount of the underlying asset and capitalizes the net investment in the lease, which consists of the total minimum lease payments receivable from the lessee, at lease inception. The Company does not estimate an unguaranteed residual value of the equipment at lease termination because the equipment transfers to the lessee upon completion of the lease. Selling profit or loss is recognized at lease inception. Initial direct costs are recognized as an expense, unless there is no selling profit or loss. If there is no selling profit or loss, initial direct costs are deferred and recognized over the lease term. The Company recognizes interest income from the lease receivable over the lease term in Interest and other income, net in the Consolidated Statements of Operations.

For operating leases, rental income is recognized on a straight-line basis over the lease term. The cost of customer-leased equipment is recorded within Property and equipment, net in the accompanying Consolidated Balance Sheets and depreciated over the equipment’s estimated useful life. Depreciation expense associated with the leased equipment under operating lease arrangements is reflected in Cost of product revenue in the accompanying Consolidated Statements of Operations. Some of the Company’s operating leases include a purchase option for the customer to purchase the leased asset at the end of the lease arrangement. The Company manages its risk on its investment in the equipment through pricing and the term of the leases. Lessees do not provide residual value guarantees on leased equipment. Equipment returned to the Company may be leased or sold to other customers. Initial direct costs are deferred and recognized over the lease term.

Leases are generally not cancellable until after an initial term and may or may not require the customer to purchase a minimum number of procedures and consumables throughout the contract term.

For lease arrangements with lease and non-lease components where the Company is the lessor, the Company allocates the contract’s transaction price to the lease and non-lease components on a relative standalone selling price basis using the Company’s best estimate of the standalone selling price of each distinct product or service in the contract. Allocation of the transaction price is determined at the inception of the lease arrangement. The Company’s leases primarily consist of leases with fixed lease payments. For those leases with variable lease payments, the variable lease payment is typically based upon use of the leased equipment or the purchase of procedure licenses and consumables used with the leased equipment. Non-lease components are accounted for under ASC 606. For additional information regarding ASC 606, see Note 20, Revenue from Contracts with Customers.

New Accounting Pronouncements, Policy [Policy Text Block]
Adopted Accounting Pronouncements

Intangibles-Goodwill and Other

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other: Simplifying the Test for Goodwill Impairment, to simplify the subsequent measurement of goodwill by eliminating step two from the goodwill impairment test. Under the amendments, an entity will recognize an impairment charge for the amount by which the carrying value exceeds the fair value. The amendments are effective for fiscal years and interim periods within those years beginning after December 15, 2019 on a prospective basis and early adoption is permitted. Effective January 1, 2019, the Company adopted the requirements of ASU No. 2017-04. The adoption did not have an effect on the Consolidated Financial Statements on the adoption date and no adjustment to prior year Consolidated Financial Statements was required.

Recently Issued Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments. The new guidance amends the impairment model to utilize an expected loss methodology in place of the currently used incurred loss methodology, which will result in more timely recognition of losses. ASU No. 2016-13 has an effective date of the fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company does not expect this guidance to have a significant impact on its financial statements and related disclosures.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement. The new guidance modifies disclosure requirements related to fair value measurement. The amendments in ASU No. 2018-13 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Implementation on a prospective or retrospective basis varies by specific disclosure requirement. Early adoption is permitted. The standard also allows for early adoption of any removed or modified disclosures upon issuance of ASU No. 2018-13 while delaying adoption of the additional disclosures until their effective date. The Company does not expect this guidance to have a significant impact on its financial statements and related disclosures.

In August 2018, the FASB issued ASU No. 2018-15, Intangibles-Goodwill and Other-Internal-Use Software. The new guidance reduces complexity for the accounting for costs of implementing a cloud computing service arrangement and aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal use software license). For public companies, the amendments in ASU No. 2018-15 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. Implementation should be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption. The Company does not expect this guidance to have a significant impact on its financial statements and related disclosures.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes: Simplifying the Accounting for Income Taxes. This guidance removes certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences. This guidance also clarifies and simplifies other areas of ASC 740. This ASU will be effective for public companies for fiscal years, and interim periods within those fiscal years beginning after December 15, 2020. Early adoption is permitted. Certain amendments in this update must be applied on a prospective basis, certain amendments must be applied on a retrospective basis, and certain amendments must be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings/(deficit) in the period of adoption. The Company is currently evaluating the impact this ASU will have on the Company’s financial statements and related disclosures as well as the timing of adoption.